Exhibit 99.1

September 18, 2019

FOR IMMEDIATE RELEASE
Investor Contact:	Media Contact:
Winnie Smith 770.829.8478	Rob Ward 706.641.6739
investor.relations@globalpay.com	media.relations@globalpay.com

Global Payments Completes Merger with TSYS,

Creating Preeminent Technology-Enabled Payments Company

ATLANTA—(BUSINESS WIRE)—Global Payments Inc. (NYSE: GPN), a leading worldwide provider of payments technology and software solutions, announced today that it has completed its merger with TSYS, forming the premier pure play payments technology company with extensive scale and unmatched global reach. The combined company, Global Payments Inc., provides innovative payments and software solutions to approximately 3.5 million predominantly small to mid-sized merchant locations, services over 1,300 financial institutions across more than 100 countries and enables digital interactions with over 600 million cardholders globally.

“We are delighted to announce the completion of this landmark transaction, creating significant opportunities for our customers, partners, employees and shareholders worldwide,” said Jeff Sloan, Chief Executive Officer of Global Payments. “This industry defining partnership dovetails with our technology-enabled strategy and fortifies Global Payments’ leadership position in integrated payments, owned software, and omnichannel solutions across the most attractive markets globally. We share a common value of putting people first and will leverage the best of our cultures to preserve and enhance our commitment to all of our stakeholders.”

Executive Leadership

In addition to Jeff Sloan, Chief Executive Officer, the Global Payments executive leadership team will be comprised of the following individuals who will further strengthen our worldwide businesses as we capitalize on our strategy:

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Cameron Bready will serve as President and Chief Operating Officer and will oversee the company’s worldwide merchant solutions businesses across North America, Europe, Asia Pacific and Latin America along with worldwide operations, risk management, product and real estate;

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Paul Todd will become Senior Executive Vice President and Chief Financial Officer and be responsible for all global financial operations including finance, treasury, accounting and tax, as well as investor relations and internal audit;

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Guido Sacchi will continue as Senior Executive Vice President and Chief Information Officer with responsibility for IT and digital business strategies, worldwide technology infrastructure management, application development and support, information security, project portfolio management, platform integration and artificial intelligence;

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David Green will serve as Senior Executive Vice President and General Counsel and Corporate Secretary, with responsibility for all of the company’s legal matters worldwide, as well as regulatory and data privacy compliance;

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Gaylon Jowers will continue as Senior Executive Vice President and President of Issuer Solutions and is responsible for the strategic direction, growth and performance of the Issuer Solutions business segment;

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Kelley Knutson will remain Senior Executive Vice President and President of NetSpend and is responsible for the strategic direction, growth and performance of the Consumer Solutions business segment; and

•	Josh Whipple will serve as Senior Executive Vice President and Chief Strategy and Risk Officer and be responsible for worldwide mergers & acquisitions, strategic planning and enterprise risk.

Board of Directors

Global Payments also announced today the members of its new Board of Directors, effective immediately. Troy Woods is Chairman of the Board and Jeff Sloan is also a Board member. Other directors include five from Global Payments’ Board – William Jacobs, Robert Baldwin, Jr., John Bruno, Ruth Ann Marshall and William Plummer; and five from TSYS’ Board – Kriss Cloninger III (lead independent director), Thaddeus Arroyo, Joia Johnson, Connie McDaniel and John Turner.

About Global Payments

Global Payments Inc. (NYSE: GPN) is a leading pure play payments technology company delivering innovative software and services to our customers globally. Our technologies, services and employee expertise enable us to provide a broad range of solutions that allow our customers to operate their businesses more efficiently across a variety of channels in many markets around the world.

Headquartered in Georgia with over 24,000 employees worldwide, Global Payments is a member of the S&P 500 with worldwide reach spanning over 100 countries throughout North America, Europe, Asia Pacific and Latin America. For more information, visit www.globalpaymentsinc.com and follow Global Payments on Twitter (@globalpayments), LinkedIn and Facebook.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Global Payments operates, and assumptions made by and beliefs of Global Payments management, involve uncertainties that could significantly affect the financial condition, results of operations, business plans and the future performance of Global Payments. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “estimates,” “forecasts,” “projects,” “plans,” “may,” “could,” “should,” “would,” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to projections of revenue, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; statements of plans and objectives of Global Payments or its management or Board of Directors, including those relating to products or services; and statements of future economic performance — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in Global Payments’ reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: difficulties and delays in integrating the TSYS and Global Payments businesses, including with respect to implementing systems to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units; failing to fully realize anticipated cost savings and other anticipated benefits of the merger with TSYS when expected or at all; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of Global Payments to retain and hire key personnel; the business, economic and political conditions in the markets in which Global Payments operate; the impact of new or changes in current laws, regulations, credit card association rules or other industry standards, including privacy and cybersecurity laws and regulations; and events beyond Global Payments’ control, such as acts of terrorism.

Any forward-looking statements speak only as of the date of this communication or as of the date they were made, and Global Payments does not undertake any obligation to update forward-looking statements. For a more detailed discussion of these factors, also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Global Payments’ most recent annual reports on Form 10-K for the year ended December 31, 2018, quarterly reports on Form 10-Q for the periods ended March 31, 2019 and June 30, 2019, and any material updates to these factors contained in any of Global Payments’ other filings.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, you should not place any reliance on these forward-looking statements. Annualized, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

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